CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
REVENUES:
Time charter revenues	$ 26,992,271	$ 5,734,716
EXPENSES:
Voyage expenses	731,013	266,967
Vessel operating expenses	11,134,000	2,884,610
Depreciation	5,937,591	1,453,877
Management fees	650,000	203,000
General and administrative expenses	3,441,716	3,523,986
Foreign currency losses / (gains)	17,646	(1,043,563)
Operating income / (loss)	5,080,305	(1,554,161)
OTHER INCOME / (EXPENSES):
Interest and finance costs	(1,604,159)	(511,291)
Interest income	153,892	64,091
Total other expenses, net	(1,450,267)	(447,200)
Net income / (loss)	$ 3,630,038	$ (2,001,361)
Earnings / (loss) per common share, basic	$ 0.23	$ (0.45)
Earnings / (loss) per common share, diluted	$ 0.23	$ (0.45)
Weighted average number of common shares, basic	15,536,028	4,449,431
Weighted average number of common shares, diluted	15,543,916	4,449,431